UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2005

WORONOCO BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14671	04-3444269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

31 Court Street, Westfield, Massachusetts 01085

(Address of principal executive offices)

(413) 568-9141

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 22, 2005, Woronoco Bancorp, Inc. announced a special cash dividend of $0.25 per share as permitted by Section 4.1 of the Agreement and Plan of Merger by and between Berkshire Hills Bancorp, Inc. and the Company dated as of December 16, 2004. The special dividend is payable on April 27, 2005 to shareholders of record as of the close of business on April 6, 2005.

The press release announcing the special cash dividend is filed as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORONOCO BANCORP, INC.

Dated: March 22, 2005	By:	/s/ Cornelius D. Mahoney
Cornelius D. Mahoney
President, Chief Executive Officer and Chairman of the Board